MENTOR FUNDS

                                   SUPPLEMENT
                     to Y (Institutional) Shares Prospectus
                             dated January 17, 1998

     Mentor Quality Income Portfolio. The second paragraph appearing on page nine of the Prospectus is replaced in its entirety with the following:

  The Portfolio will normally invest at least 80% of its assets in U.S. Government securities and in other securities rated at least A by Moody's or S&P, or at a comparable rating by another nationally recognized rating organization, or, if unrated, determined by Mentor Advisors to be of comparable quality. The Portfolio may invest the remaining 20% of its assets in lower-rated securities, including securities rated below investment grade (or, if unrated, determined by Mentor Advisors to be of comparable quality). Securities rated below investment grade are considered to be of poor standing and predominantly speculative. Assurance of interest and principal payments or of maintenance of other terms of the securities' contract over any long period of time may be small. The Portfolio will not invest more than 10% of its assets in securities rate Ca or below by Moody's or CC or below by Standard & Poor's. See "Other Investment Practices -- Lower-rated securities." A description of securities ratings is contained in the Appendix to this Prospectus.

     Mentor Short-Duration Income Portfolio. The fourth and fifth paragraphs appearing on page twelve of the Prospectus are replaced in their entirety with the following:

  The Portfolio will invest primarily in debt securities and preferred stocks of investment grade and, under normal market conditions, the Portfolio will seek to maintain a portfolio of securities with a dollar-weighted average rating of Baa/BBB or better. A security will be considered to be of "investment grade" if, at the time of investment by the Portfolio, it is rated at least Baa3 by Moody's or BBB- by S&P or the equivalent by another nationally recognized rating organization or, if unrated, determined by Mentor Advisors to be of comparable quality. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities.

  The Portfolio may invest up to 20% of its assets in securities rated below investment grade (or, if unrated, determined by Mentor Advisors to be of comparable quality). Securities rated below investment grade are considered to be of poor standing and predominantly speculative. Assurance of interest and principal payments or of maintenance of other terms of the securities' contract over any long period of time may be small. The Portfolio will not invest more than 10% of its assets in securities rated below Ca by Moody's or CC by Standard & Poor's. See "Other Investment Practices -- Lower-rated securities." A description of securities ratings is contained in the Appendix to this Prospectus.

  The Portfolio may borrow money to invest in additional securities; this practice involves risks. See "Other Investment Practices -- Leverage," below. The Portfolio may also engage in a variety of interest rate transactions, including swaps, caps, floors, and collars. See "Other Investment Practices -- Interest rate transactions" below for a description of risks associated with these transactions.

     If you would like additional information concerning any of the Funds, call Mentor Services Company, Inc. at 1-800-382-0016.

                                                                   July 15, 1998